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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 17, 2003


                                STERLING BANCORP
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEW YORK                       1-5273-1               13-2565216
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(STATE OF OTHER JURISDICTION       COMMISSION FILE NUMBER      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


   650 FIFTH AVENUE, NEW YORK, NEW YORK                             10019-6108
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                                 (212) 757-3300
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5
OTHER EVENTS

         On July 17, 2003, the Company issued a press release announcing results for the quarter and the six months ended June 30, 2003. The press release is included herein as Exhibit 99.1.

ITEM 7
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of the Business Acquired.
      Not Applicable

(b)   Pro Forma Financial Information
      Not Applicable

(c)   Exhibits
      99.1     Press Release dated July 17, 2003


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STERLING BANCORP
                                         (Registrant)

DATE:  July 18, 2003                   BY:  /s/ JOHN W. TIETJEN
                                            --------------------------------
                                            JOHN W. TIETJEN
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer


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                                  EXHIBIT INDEX

         Exhibit
          Number

           99.1     Press Release dated July 17, 2003